UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2011

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas		75001
(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Restricted Stock Award Agreement and Related Grants.

On March 18, 2011, the Compensation Committee of the Registrant’s Board of Directors approved a revised form of restricted stock award agreement (the “Restricted Stock Award Agreement”) to be used in connection with certain restricted stock awards to be issued under the Registrant’s 2004 Amended and Restated Stock Incentive Plan (the “Plan”).

Vesting. The form Restricted Stock Award Agreement provides that shares issued thereunder are subject to both performance and time vesting threshold requirements. The performance vesting threshold provides that the total number of shares of restricted stock issued under a Restricted Stock Award Agreement will vest in one-third increments over a four year period. The first tranche of restricted stock will performance vest on the eighteen (18) month anniversary of the grant date, subject to the Registrant’s shares of common stock reaching a sustained closing price of $5.00 per share for twenty (20) consecutive days during that period. The second tranche of restricted stock will performance vest on the three (3) year anniversary of the grant date, subject to the Registrant’s shares of common stock reaching a sustained closing price of $10.00 per share for twenty (20) consecutive days during that period. The third tranche of restricted stock will performance vest on the four (4) year anniversary of the grant date, subject to the Registrant’s shares of common stock reaching a sustained closing price of $15.00 per share for twenty (20) consecutive days during that period; provided that: (i) if the Registrant’s common stock reaches a sustained closing price of between $13.00 and $15.00 per share for twenty (20) consecutive days during the four (4) year period, a prorated number of shares of the grantee’s restricted stock award shall vest and (ii) if, on the fourth anniversary of the grant date, the Registrant’s common stock has reached a per share price of $15.00 for twenty (20) consecutive trading days, then 80% of any shares of restricted stock that did not previously vest because the associated per share price threshold was not met will performance vest. The time vesting component of an award made under a Restricted Stock Award Agreement provides that, subject to the foregoing performance vesting threshold requirements, shares of restricted stock will time vest 20% per year beginning on the first anniversary of the grant date, provided the grantee remains employed with the Registrant. In order for each tranche of restricted stock to fully vest, both the performance vesting and time vesting requirements of the award must have been satisfied.

Accelerated Vesting. Notwithstanding the foregoing, should the grantee under a Restricted Stock Award Agreement be terminated without cause within one year of the Registrant completing a merger in which greater than 50% of the surviving entity represents shareholders who were not shareholders of the Registrant prior to the consummation of the transaction, the grantee will be entitled to an additional 50% of time vesting (vested percentage plus accelerated vesting capped at 100%), and should the grantee be terminated without cause or due to death or disability, the grantee shall be entitled to an additional 20% of time vesting (vested percentage plus accelerated vesting capped at 100%).

Voting and Dividend Rights With Respect to Restricted Shares. Each grantee under a Restricted Stock Award Agreement shall be eligible to exercise voting rights with respect to shares of restricted stock issued to him thereunder. As a condition precedent to the grant of restricted stock to each grantee, each grantee has agreed to execute an irrevocable proxy to vote all such shares of restricted stock issued to said grantee under a Restricted Stock Award Agreement in favor of the Registrant’s current majority shareholder, New Affirmative, LLC. The granting of such irrevocable proxy is deemed to have been made contemporaneously with grantee’s execution of his Restricted Stock Award Agreement, and will continue for a duration of time and subject to terms and conditions otherwise set forth in the proxy.

Grantees of restricted stock under a Restricted Stock Award Agreement shall not be eligible to receive cash dividends paid on the restricted stock unless and until such shares of restricted stock fully vest. Cash dividends paid on unvested restricted stock will accumulate and be paid to the grantee within sixty (60) days after the related shares of restricted stock fully vest, subject to approval of the Compensation Committee of the Board of Directors of the Registrant.

Registrant’s Option to Purchase Shares of Restricted Stock From Grantee. The Restricted Stock Award Agreement grants the Registrant an option to purchase some or all of the fully-vested shares of a grantee’s restricted stock award: (i) if the grantee elects to sell some or all of the grantee’s fully-vested shares of restricted stock during the grantee’s employment with the Registrant or during the term of the grantee’s service on the Registrant’s Board of Directors, or (ii) upon the later to occur of the grantee’s termination of: (a) employment with the Registrant or (b) service on the Registrant’s Board of Directors. The purchase price for any shares of restricted stock purchased by the Registrant pursuant to its option under a Restricted Stock Award Agreement shall be based upon the per share closing price of the Registrant’s common stock as of the date the Registrant receives the grantee’s written notice of the grantee’s intention to sell some or all of his fully-vested shares of restricted stock, or the termination date of the grantee’s employment with or provision of services as a director of the Registrant.

Restricted Share Issuances to Certain Officers. On March 18, 2011, the Compensation Committee of the Registrant’s Board of Directors approved the following restricted stock award grants to Gary Y. Kusumi, the Registrant’s principal executive officer, Michael J. McClure, the Registrant’s principal financial officer, and Robert A. Bondi, the Registrant’s other named executive officer under the Registrant’s Amended and Restated 2004 Stock Incentive Plan:

Name and Position	Number of Restricted Shares Issued

Gary Y. Kusumi, Chief Executive Officer	210,000

Michael J. McClure, EVP & Chief Financial Officer	57,750

Robert A. Bondi, EVP & President – Retail Agency Group	58,500

All of the foregoing shares of restricted stock were issued in accordance with the terms and conditions of the Plan and were evidenced by the Registrant and each of Messrs. Kusumi, McClure and Bondi in separate Restricted Stock Award Agreements, the form of which is filed herewith as Exhibit 10.1. In all cases, the foregoing Restricted Stock Award Agreements provide for, among other things, a grant date of March 18, 2011.

The descriptions of the terms of the revised form of Restricted Stock Award Agreement as set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text thereof, including exhibits, a copy of which being herewith filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Restricted Stock Award Agreement

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher
Date: March 21, 2011	Name: Joseph G. Fisher
Title: Executive Vice President, General Counsel and Secretary